Exhibit 99.1

Investor Update

September 12, 2024

Note: Information for the September quarters 2024 and 2023 in this investor update are adjusted as described in the reconciliations below.

Commentary

- Delivering industry-leading operational performance across key metrics, with #1 position versus network peers on completion factor and on-time performance year-to-date[1]
- With continued strength in travel demand and moderating industry supply growth, Delta's unit revenue trends are improving through the quarter consistent with expectations
  - Expect positive unit revenue growth in Domestic and Transatlantic in September month
- On August 8th, Delta disclosed the financial impact of the technology-driven outage, resulting in a 45-cent impact to September quarter earnings per share. Excluding this, September quarter earnings per share is expected to be at the high-end of initial guidance based on the following drivers of performance:
  - Capacity and revenue growth is expected to be in-line with initial guidance
  - Lower market fuel prices expected to result in a realized fuel price per gallon that is slightly below the initial guidance range of $2.60 to $2.80
  - Non-fuel unit cost growth is expected to be slightly above initial guidance. Higher weather disruption in July and August puts performance at the high-end of the 1 to 2% outlook, with an additional 0.5 pt impact from the decision to reward employees for their hard work with confirmed flight passes
  - Non-operating expense is lower than previously expected due to a $70 million gain on the sale of 50% of Delta's stake in CLEAR Secure, Inc.[2] that was disclosed in August
- Full year 2024 earnings per share is expected to be at or above the mid point of guidance of $6 to $7, excluding the 45-cent impact from the IT outage on September quarter earnings per share

Supplemental Financial Information For September Quarter 2024

	Current Outlook	CrowdStrike Impact	Initial Guidance
Total Revenue[3] YoY	Flat - Up 1%	(2.5pts)	Up 2% - 4%
ASMs YoY	Up ~4%	(1.5pts)	Up 5% - 6%
CASM-Ex[3] YoY	Up ~5.5%	+3pts	Up 1% - 2%

(1) FlightStats preliminary data for Delta network system flights and for Delta's network peers (AA, UA), from January 1 - September 10, 2024. On-time is defined as A0

(2) The realized gain on the partial sale of CLEAR is a non-GAAP adjustment to GAAP non-operating income/expense as mark-to-market adjustments have been previously reflected in prior periods

(3) Non-GAAP measure (see page 2)

1

Forward Looking Statements

Statements made in this investor update that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered "forward-looking statements" under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the possible effects of serious accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems we use and rely on, which could compromise the data stored within them, as well as failure to comply with evolving global privacy and security regulatory obligations or adequately address increasing customer focus on privacy issues and data security; disruptions in our information technology infrastructure; our dependence on technology in our operations; increases in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe Energy, LLC ("Monroe"), a wholly-owned subsidiary of Delta that operates the Trainer refinery; failure to receive the expected results or returns from our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on which we rely; failure to comply with the financial and other covenants in our financing agreements; labor issues; the effects on our business of seasonality and other factors beyond our control, such as changes in value in our equity investments, severe weather conditions, natural disasters or other environmental events, including from the impact of climate change; failure or inability of insurance to cover a significant liability at Monroe's refinery; failure to comply with existing and future environmental regulations to which Monroe's refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; significant damage to our reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainability goals; our ability to retain senior management and other key employees, and to maintain our company culture; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate; the effects of extensive government regulation we are subject to; the impact of environmental regulation, including but not limited to regulation of hazardous substances, increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operate or volatility in currency exchange rates.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this investor update, and which we undertake no obligation to update except to the extent required by law.

Non-GAAP Reconciliations

Non-GAAP Financial Measures

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. ("GAAP"). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this investor update to the most directly comparable GAAP financial measures. Reconciliations may not calculate due to rounding.

Delta is not able to reconcile certain forward looking non-GAAP financial measures used in this investor update without unreasonable effort because the adjusting items such as those used in the reconciliations below will not be known until the end of the indicated future periods and could be significant.

DELTA Investor Relations

2

Adjustments. The following reconciliations include certain adjustments to GAAP measures that are made to provide comparability between the reported periods, if applicable, and for the reasons indicated below.

Third-party refinery sales. Refinery sales to third parties, and related expenses, are not related to our airline segment. Excluding these sales therefore provides a more meaningful comparison of our airline operations to the rest of the airline industry.

MTM adjustments and settlements on hedges. Mark-to-market ("MTM") adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period, and therefore we remove this impact to allow investors to better understand and analyze our core performance. Settlements represent cash received or paid on hedge contracts settled during the applicable period.

Aircraft fuel and related taxes. The volatility in fuel prices impacts the comparability of year-over-year financial performance. The adjustment for aircraft fuel and related taxes allows investors to better understand and analyze our non-fuel costs and year-over-year financial performance.

Profit sharing. We adjust for profit sharing because this adjustment allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

Total Revenue, adjusted

	Three Months Ended			
	(Projected)			
(in billions)	September 30, 2024		September 30, 2023	
Total revenue	$	~15.75 - 15.90	$	15.49
Adjusted for:				
Third-party refinery sales		~(1.20)		(0.94)
Total revenue, adjusted	$	~14.55 - 14.70	$	14.55

Average fuel price per gallon, adjusted

	Three Months Ended	
	(Projected)	
	September 30, 2024	
Average fuel price per gallon	$	< 2.55
Adjusted for:		
MTM adjustments and settlements on hedges		~0.05
Average fuel price per gallon, adjusted	$	< 2.60

Non-Fuel Unit Cost or Cost per Available Seat Mile, adjusted ("CASM-Ex")

	Three Months Ended	
	(Projected)	
(in cents)	September 30, 2024	September 30, 2023
CASM	~18.90	18.44
Adjusted for:		
Third-party refinery sales	~(1.60)	(1.28)
Aircraft fuel and related taxes	~(3.60)	(4.01)
Profit sharing	~(0.40)	(0.57)
CASM-Ex	~13.30	12.59

DELTA Investor Relations

3